Exhibit 10.3

2018 STOCK INCENTIVE PLAN

OF

FLYWIRE CORPORATION

(d)	Amendment of Plan	11
(e)	Authorization of Sub-Plans (including Grants to non-U.S. Employees)	11
(f)	Compliance with Section 409A of the Code	12
(g)	Limitations on Liability	12
(h)	Governing Law	12

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2018 STOCK INCENTIVE PLAN

OF

FLYWIRE CORPORATION

1.	Purpose

The purpose of this 2018 Stock Incentive Plan (the “Plan”) of Flywire Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present and future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”); provided, however, that such other business ventures shall be limited to entities that, where required by Section 409A of the Code, are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Rule 701 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor rule)) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.	Administration and Delegation

(a)     Administration by the Board. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all Participants and any other persons having or claiming any interest in the Plan or in any Award.

(b)     Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.	Stock Available for Awards

(a)     Number of Shares. Subject to adjustment under Section 9, Awards (any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)) may be made under the Plan for the number of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) (up to 8,619,251 shares) plus such number as is equal to the sum of (i) the number of shares of Common Stock reserved for issuance under the Company’s Amended and Restated Equity Incentive Plan, as amended (the “Existing Plan”) that remain available for grant under the Existing Plan immediately prior to the effectiveness of this Plan and (ii) the number of shares of Common Stock subject to awards granted under the Existing Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original purchase price pursuant to a contractual repurchase right, subject, however, in the case of Incentive Stock Options to any limitations in the Code. If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock subject to such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)     Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a)     General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be subject to each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)     Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Flywire Corporation, any of Flywire Corporation’s present and future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated non-statutory stock option (a “Nonstatutory Stock Option).” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c)     Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall not be less than 100% of the Grant Date Fair Market Value on such future date. The “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1)     if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise;

(2)     if the Common Stock is listed on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(3)     if the Common Stock is not listed on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the applicable Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d)     Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)     Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form of notice (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)     Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)     in cash or by check, payable to the order of the Company;

(2)     when the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)     when the Common Stock is registered under the Exchange Act and to the extent provided for in the applicable Option agreement or approved by the Board, in its discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)     to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

(5)     to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)     by any combination of the above permitted forms of payment.

6.	Stock Appreciation Rights

(a)     General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the Participant, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b)     Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of a share of Common Stock on the date the SAR is granted; provided, that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall not be less than 100% of the Grant Date Fair Market Value on such future date.

(c)     Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)     Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

7.	Restricted Stock; Restricted Stock Units

(a)     General. The Board may grant Awards entitling Participants to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the Participant to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)     Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)     Additional Provisions Relating to Restricted Stock.

(1)     Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

(2)     Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to Participant’s Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, “Designated Beneficiary” means the Participant’s estate.

(d)     Additional Provisions Relating to Restricted Stock Units.

(1)     Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares of Common Stock or a combination thereof. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2)     Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3)     Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the applicable Award agreement.

8.	Other Stock-Based Awards

(a)     General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)     Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events

(a)     Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the number and class of securities and exercise price per share of each outstanding Option, (iii) the share and per-share provisions and the measurement price of each outstanding SAR, (iv) the number of shares subject to and the repurchase price per share subject to each outstanding Award of Restricted Stock and (v) the share and per-share-related provisions and the purchase price, if any, of each outstanding Award of Restricted Stock Unit and each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)     Reorganization Events.

(1)     Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2)     Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(i)     In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised and/or unvested Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to

Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(ii)     Notwithstanding the terms of Section 9(b)(2)(i), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(i) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(i), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(iii)     For purposes of Section 9(b)(2)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3)     Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.	General Provisions Applicable to Awards.

(a)     Transferability of Awards. Awards (or any interest in an Award, including, prior to exercise, any interest in shares of Common Stock issuable upon exercise of an Option or SAR) shall not be sold, assigned, transferred (including by establishing any short position, put equivalent position (as defined in Rule 16a-1 issued under the Exchange Act) or call equivalent position (as defined in Rule 16a-1 issued under the Exchange Act)), pledged, hypothecated or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, and, during the life of the Participant, shall be exercisable only by the Participant; except that Awards, other than Awards subject to Section 409A of the Code, may be transferred to family members (as defined in Rule 701(c)(3) under the Securities Act) through gifts or (other than Incentive Stock Options) domestic relations orders or to an executor or guardian upon the death or disability of the Participant. The Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall deliver to the Company a written instrument, as a condition to such transfer, in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b)     Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)     Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)     Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)     Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (valued in the manner determined by (or in a manner approved by) the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value (valued in the manner determined by (or in a manner approved by) the Company) equal to the maximum individual statutory rate of tax) as the Company shall determine in its discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)     Amendment of Award.

(1)     The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(2)     The Board may, without stockholder approval, amend any outstanding Award granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Award. The Board may also, without stockholder approval, cancel any outstanding award (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled award.

(g)     Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)     Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

11.	Miscellaneous.

(a)     No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)     Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the expiration of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that if at any time the approval of the Company’s stockholders is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(e)     Authorization of Sub-Plans (including Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)     Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with Participant’s employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that the Participant is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g)     Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in such individual’s capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)     Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

* * * *

FLYWIRE CORPORATION

2018 STOCK INCENTIVE PLAN

CALIFORNIA SUPPLEMENT

Pursuant to Section 11(e) of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Law:

Any Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) shall be subject to the following additional limitations, terms and conditions:

1.     Additional Limitations on Options.

(a)     Maximum Duration of Options. No Options granted to California Participants shall have a term in excess of 10 years measured from the Option grant date.

(b)     Minimum Exercise Period Following Termination. Unless a California Participant’s employment is terminated for cause (as defined by applicable law, the terms of the Plan or option grant or a contract of employment), in the event of termination of employment of such Participant, such Participant shall have the right to exercise an Option, to the extent that such Participant is entitled to exercise such Option on the date employment terminated, until the earlier of: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or disability, (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or disability and (iii) the Option expiration date.

2.     Additional Limitations for Other Stock-Based Awards. The terms of all Awards granted to a California Participant under Section 8 of the Plan shall comply, to the extent applicable, with Section 260.140.46 of the California Code of Regulations.

3.     Additional Limitations on Timing of Awards. No Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the holders of a majority of the Company’s outstanding voting securities by the later of (i) within 12 months before or after the date the Plan was adopted by the Board, or (ii) prior to or within 12 months of the granting of any Award to a California Participant.

4.     Additional Restriction Regarding Recapitalizations, Stock Splits, Etc. For purposes of Section 9 of the Plan, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities underlying the Award without the receipt of consideration by the Company, the number of securities purchasable, and in the case of Options, the exercise price of such Options, shall be proportionately adjusted.

5.     Additional Limitations on Transferability of Awards. Notwithstanding the provisions of Section 10(a) of the Plan, an Award granted to a California Participant may not be transferred to an executor or guardian upon the disability of the Participant.

FLYWIRE CORPORATION

2018 STOCK INCENTIVE PLAN

ISRAELI APPENDIX

This Israeli Appendix (the “Appendix”) to the 2018 Stock Incentive Plan (as amended from time to time, the “Plan”) of Flywire Corporation, a Delaware Corporation (the “Company”) shall apply only to Participants who are, or are deemed to be, residents of the State of Israel for Israeli tax purposes.

1.	GENERAL

1.1.     The Board, in its discretion, may grant Awards to eligible Participants and shall determine whether such Awards are intended to be 102 Awards or 3(i) Awards. Each Award shall be evidenced by an Award Agreement, which shall expressly identify the Award type, and be in such form and contain such provisions, as the Board shall from time to time deem appropriate.

1.2.     The Plan shall apply to any Awards granted pursuant to this Appendix, provided, that the provisions of this Appendix shall supersede and govern in the case of any inconsistency or conflict, either explicit or implied, arising between the provisions of this Appendix and the Plan.

1.3.     Unless otherwise defined in this Appendix, capitalized terms contained herein shall have the same meanings given to them in the Plan.

2.	DEFINITIONS.

2.1.     “3(i) Award” means any Award representing a right to purchase shares of Common Stock granted by the Company to any Participant who is not an Employee pursuant to Section 3(i) of the Ordinance.

2.2.     “102 Award” means any Award intended to qualify (as set forth in the Award Agreement) and which qualifies under Section 102, provided it is settled only in shares of Common Stock.

2.3.     “102 Capital Gain Track Award” means any Award granted by the Company to an Employee pursuant to Section 102(b)(2) or (3) (as applicable) of the Ordinance under the capital gain track.

2.4.     “102 Non-Trustee Award” means any Award granted by the Company to an Employee pursuant to Section 102(c) of the Ordinance without a Trustee.

2.5.     “102 Ordinary Income Track Award” means any Award granted by the Company to an Employee pursuant to Section 102(b)(1) of the Ordinance under the ordinary income track.

2.6.     “102 Trustee Awards” means, collectively, 102 Capital Gain Track Awards and 102 Ordinary Income Track Awards.

2.7.     “Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person (with the term “control” or “controlled by” within the meaning of Rule 405 of Regulation C under the Securities Act), including, without limitation, any Parent or Subsidiary.

2.8.     “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the common stock of the Company are then traded or listed.

2.9.     “Controlling Stockholder” means as to such term is defined in Section 32(9) of the Ordinance.

2.10.     “Election” as defined in Section 3.2 below.

2.11.     “Employee” means an “employee” within the meaning of Section 102(a) of the Ordinance (which as of the date of the adoption of this Appendix means (i) an individual employed by an Employer, and (ii) an individual who is serving and is engaged personally (and not through an entity) as an “office holder” by an Employer, excluding any Controlling Stockholder), provided such Employee also satisfies the eligibility requirements under the Plan.

2.12.     “Employer” means, for purpose of a 102 Trustee Award, an Affiliate, Subsidiary or Parent which is an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.13.     “ITA” means the Israel Tax Authority.

2.14.     “Ordinance” means the Israeli Income Tax Ordinance (New Version), 1961, including the Rules and any other regulations, rules, orders or procedures promulgated thereunder, as may be amended or replaced from time to time.

2.15.     “Parent” shall mean any entity (other than the Company), which now exists or is hereafter organized, in an unbroken chain of companies ending with the Company if, at the time of granting an Award, each of the companies (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

2.16.     “Required Holding Period” as defined in Section 3.5.1 below.

2.17.     “Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003.

2.18.     “Section 102” means Section 102 of the Ordinance.

2.19.     “Subsidiary” shall mean any entity (other than the Company), which now exists or is hereafter organized or acquired by the Company, in an unbroken chain of companies beginning with the Company if, at the time of granting an Award, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

2.20.     “Trust Agreement” means the agreement to be signed between the Company, an Employer and the Trustee for the purposes of Section 102.

2.21.     “Trustee” means the trustee appointed by the Company’s Board of Directors and/or by the Committee to hold the Awards and approved by the ITA.

2.22.     “Withholding Obligations” as defined in Section 5.5 below.

3.	102 AWARDS

3.1.     Tracks. Awards granted pursuant to this Section 3 are intended to be granted as either 102 Capital Gain Track Awards or 102 Ordinary Income Track Awards. 102 Trustee Awards shall be granted subject to the special terms and conditions contained in this Section 3 and the general terms and conditions of the Plan, except for any provisions of the Plan applying to Awards under different tax laws or regulations.

3.2.     Election of Track. Subject to Applicable Law, the Company may grant only one type of 102 Trustee Award at any given time to all Employees who are to be granted 102 Trustee Awards pursuant to this Appendix, and shall file an election with the ITA regarding the type of 102 Trustee Award it elects to grant before the date of grant of any 102 Trustee Award (the “Election”). Such Election shall also apply to any other securities received by any Employee as a result of holding the 102 Trustee Awards. The Company may change the type of 102 Trustee Award that it elects to grant only after the expiration of at least 12 months from the end of the year in which the first grant was made in accordance with the previous Election, or as otherwise provided by Applicable Law. Any Election shall not prevent the Company from granting 102 Non-Trustee Awards.

3.3.     Eligibility for Awards. Subject to Applicable Law, 102 Awards may only be granted to Employees. Such 102 Awards may either be granted to a Trustee or granted under Section 102 without a Trustee.

3.4.     102 Award Grant Date.

3.4.1.     Each 102 Award will be deemed granted on the date determined by the Board, subject to the provisions of the Plan, provided that (i) the Employee has signed all documents required by the Company or pursuant to Applicable Law, and (ii) with respect to any 102 Trustee Award, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA.

3.4.2.     Unless otherwise permitted by the Ordinance, any grants of 102 Trustee Awards that are made on or after the date of the adoption of the Plan and this Appendix or an amendment to the Plan or this Appendix, as the case may be, that may become effective only at the expiration of thirty (30) days after the filing of the Plan and this Appendix or any amendment thereof (as the case may be) with the ITA in accordance with the Ordinance shall be conditional upon the expiration of such 30-day period, and such condition shall be read and is incorporated by reference into any corporate resolutions approving such grants and into any Award Agreement evidencing such grants (whether or not explicitly referring to such condition), and the date of grant shall be at the expiration of such 30-day period, whether or not the date of grant indicated therein corresponds with this Section. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in any corporate resolution or Award Agreement.

3.5.     102 Trustee Awards.

3.5.1.     Each 102 Trustee Award, each share of Common Stock issued pursuant to the grant, exercise or vesting of any 102 Trustee Award and any rights granted thereunder, shall be allocated or issued to and registered in the name of the Trustee and shall be held in trust or controlled by the Trustee for the benefit of the Participant for the requisite period prescribed by the Ordinance (the “Required Holding Period”). In the event that the requirements under Section 102 to qualify an Award as a 102 Trustee Award are not met, then the Award may be treated as a 102 Non-Trustee Award or 3(i) Award (as determined by the Company), all in accordance with the provisions of the Ordinance. After the expiration of the Required Holding Period, the Trustee may release such 102 Trustee Awards and any such shares of Common Stock, provided that (i) the Trustee has received an acknowledgment from the ITA that the Participant has paid any applicable taxes due pursuant to the Ordinance, or (ii) the Trustee and/or the Company and/or the Employer withhold(s) all applicable taxes and compulsory payments due pursuant to the Ordinance arising from the 102 Trustee Awards and/or any shares of Common Stock issued upon exercise or (if applicable) vesting of such 102 Trustee Awards. The Trustee shall not release any 102 Trustee Awards or shares of Common Stock issued upon exercise or (if applicable) vesting thereof prior to the payment in full of the Participant’s tax and compulsory payments arising from such 102 Trustee Awards and/or shares of Common Stock or the withholding referred to in (ii) above.

3.5.2.     Each 102 Trustee Award shall be subject to the relevant terms of the Ordinance, the Rules and any determinations, rulings or approvals issued by the ITA, which shall be deemed an integral part of the 102 Trustee Awards and shall prevail over any term contained in the Plan, this Appendix or the Award Agreement that is not consistent therewith. Any provision of the Ordinance, the Rules and any determinations, rulings or approvals by the ITA not expressly specified in the Plan, this Appendix or Award Agreement that are necessary to receive or maintain any tax benefit pursuant to Section 102 shall be binding on the Participant. Any Participant granted a 102 Trustee Award shall comply with the Ordinance and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. The Participant shall execute any and all documents that the Company and/or the Affiliate and/or the Trustee determine from time to time to be necessary in order to comply with the Ordinance and the Rules.

3.5.3.     During the Required Holding Period, the Participant shall not release from trust or sell, assign, transfer or give as collateral, the shares of Common Stock issuable upon the exercise or (if applicable) vesting of a 102 Trustee Award and/or any securities issued or distributed with respect thereto, until the expiration of the Required Holding Period. Notwithstanding the above, if any such sale, release or other action occurs during the Required Holding Period it may result in adverse tax consequences to the Participant under Section 102 and the Rules, which shall apply to and shall be borne solely by such Participant. Subject to the foregoing, the Trustee may, pursuant to a written request from the Participant, but subject to the terms of the Plan and this Appendix, release and transfer such shares of Common Stock to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes and compulsory payments required to be paid upon the release and transfer of the shares of Common Stock, and confirmation of such payment has been received by the Trustee and the Company, and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, any agreement governing the shares of Common Stock, the Plan, this Appendix, the Award Agreement and any Applicable Law.

3.5.4.     If a 102 Trustee Award is exercised or (if applicable) vested, the shares of Common Stock issued upon such exercise or (if applicable) vesting shall be issued in the name of the Trustee for the benefit of the Participant.

3.5.5.     Upon or after receipt of a 102 Trustee Award, if required, the Participant may be required to sign an undertaking to release the Trustee from any liability with respect to any action or decision duly taken and executed in good faith by the Trustee in relation to the Plan, this Appendix, or any 102 Trustee Awards granted to such Participant hereunder.

3.6.     102 Non-Trustee Awards. The foregoing provisions of this Section 3 relating to 102 Trustee Awards shall not apply with respect to 102 Non-Trustee Awards, which shall, however, be subject to the relevant provisions of Section 102 and the applicable Rules. The Board may determine that 102 Non-Trustee Awards, the shares of Common Stock issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Award and/or any securities issued or distributed with respect thereto, shall be allocated or issued to the Trustee, who shall hold such 102 Non-Trustee Award and all accrued rights thereon (if any) in trust for the benefit of the Participant and/or the Company, as the case may be, until the full payment of tax arising from the 102 Non-Trustee Awards, the shares of Common Stock issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Award and/or any securities issued or distributed with respect thereto. The Company may choose, alternatively, to require the Participant to provide the Company with a guarantee or other security, to the satisfaction of each of the Trustee and the Company, until the full payment of the applicable taxes.

3.7.     Written Participant Undertaking. With respect to any 102 Trustee Award, as required by Section 102 and the Rules, by virtue of the receipt of such Award, the Participant is deemed to have provided, undertaken and confirmed the following written undertaking (and such undertaking is deemed incorporated into any documents signed by the Participant in connection with the grant of such Award), and which undertaking shall be deemed to apply and relate to all 102 Trustee Awards granted to the Participant, whether under the Plan and this Appendix or other plans maintained by the Company, and whether prior to or after the date hereof:

3.7.1.     The Participant shall comply with all terms and conditions set forth in Section 102 with regard to the “Capital Gain Track” or the “Ordinary Income Track”, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;

3.7.2.     The Participant is familiar with, and understands the provisions of, Section 102 in general, and the tax arrangement under the “Capital Gain Track” or the “Ordinary Income Track” in particular, and its tax consequences; the Participant agrees that the 102 Trustee Awards and shares of Common Stock that may be issued upon exercise or (if applicable) vesting of the 102 Trustee Awards (or otherwise in relation to the Awards), will be held by a Trustee appointed pursuant to Section 102 for at least the duration of the “Holding Period” (as such term is defined in Section 102) under the “Capital Gain Track” or the “Ordinary Income Track”, as applicable. The Participant understands that any release of such 102 Trustee Awards or shares of Common Stock from trust, or any sale of the shares of Common Stock prior to the termination of the Holding Period, as defined above, will result in taxation at the marginal tax rate, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and

3.7.3.     The Participant agrees to the Trust Agreement signed between the Company, the Employer and the Trustee appointed pursuant to Section 102.

4.	3(i) AWARDS

4.1.     Awards granted pursuant to this Section 4 are intended to constitute 3(i) Awards and shall be granted subject to the general terms and conditions of the Plan, except for any provisions of the Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 4 and the other terms of the Plan, this Section 4 shall prevail.

4.2.     To the extent required by the Ordinance or the ITA or otherwise deemed by the Committee to be advisable, the 3(i) Awards and/or any shares or other securities issued or distributed with respect thereto granted pursuant to this Plan shall be issued to a Trustee nominated by the Committee in accordance with the provisions of the Ordinance or the terms of a trust agreement, as applicable. In such event, the Trustee shall hold such Awards and/or other securities issued or distributed with respect thereto in trust, until exercised or (if applicable) vested by the Grantee and the full payment of tax arising therefrom, pursuant to the Company’s instructions from time to time as set forth in a trust agreement, which will have been entered into between the Company and the Trustee. If determined by the Board or the Committee, and subject to such trust agreement, the Trustee will also hold the shares issuable upon exercise or (if applicable) vesting of the 3(i) Awards, as long as they are held by the Grantee. If determined by the Board or the Committee, and subject to such trust agreement, the Trustee shall be responsible for withholding any taxes to which a Grantee may become liable upon issuance of Shares, whether due to the exercise or (if applicable) vesting of Awards.

4.3.     Shares of Common Stock pursuant to a 3(i) Award shall not be issued, unless the Participant delivers to the Company payment in cash or by bank check or such other form acceptable to the Company of all withholding taxes due, if any, on account of the Participant acquiring shares of Common Stock under the Award or the Participant provides other assurance satisfactory to the Company of the payment of those withholding taxes.

5.	AGREEMENT REGARDING TAXES; DISCLAIMER

5.1.     If the Company shall so require, as a condition of exercise or (if applicable) vesting of an Award or the release of shares of Common Stock by the Trustee, a Participant shall agree that, no later than the date of such occurrence, the Participant will pay to the Company (or the Trustee, as applicable) or make arrangements satisfactory to the Company and the Trustee (if applicable) regarding payment of any applicable taxes and compulsory payments of any kind required by Applicable Law to be withheld or paid.

5.2.     TAX LIABILITY. ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY AWARDS OR THE EXERCISE OR (IF APPLICABLE) VESTING THEREOF, THE SALE OR DISPOSITION OF ANY SHARES OF COMMON STOCK GRANTED HEREUNDER OR ISSUED UPON EXERCISE OR (IF APPLICABLE) VESTING OF ANY AWARD, THE ASSUMPTION, SUBSTITUTION, CANCELLATION OR PAYMENT IN LIEU OF AWARDS OR FROM ANY OTHER ACTION IN CONNECTION WITH THE FOREGOING (INCLUDING WITHOUT LIMITATION ANY TAXES AND COMPULSORY PAYMENTS, SUCH AS SOCIAL SECURITY OR HEALTH TAX PAYABLE BY THE PARTICIPANT OR THE COMPANY IN CONNECTION THEREWITH) SHALL BE BORNE AND PAID SOLELY BY THE PARTICIPANT, AND THE PARTICIPANT SHALL INDEMNIFY THE COMPANY, THE AFFILIATE AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PAYMENT OR ANY PENALTY, INTEREST OR INDEXATION THEREON. EACH PARTICIPANT AGREES TO, AND UNDERTAKES TO COMPLY WITH, ANY RULING, SETTLEMENT, CLOSING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT WITH ANY TAX AUTHORITY IN CONNECTION WITH THE FOREGOING WHICH IS APPROVED BY THE COMPANY.

5.3.     NO TAX ADVICE. THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING, EXERCISING, VESTING OR DISPOSING OF AWARDS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT.

5.4.     TAX TREATMENT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS EVENTUALLY TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY DESIGNATION OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENTS OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. NO ASSURANCE IS MADE BY THE COMPANY, ANY OF ITS AFFILIATES (INCLUDING THE EMPLOYER) THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WILL QUALIFY AT THE TIME OF EXERCISE, VESTING OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND THE AFFILIATE (INCLUDING THE EMPLOYER) SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS WHETHER THE COMPANY OR ITS AFFILIATES (INCLUDING THE EMPLOYER) COULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE PARTICIPANT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITY, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. IF THE AWARDS DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT IT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE PARTICIPANT.

5.5.     The Company or the Affiliate (including the Employer) may take such action as it may deem necessary or appropriate, in its discretion, for the purpose of or in connection with withholding of any taxes and compulsory payments which the Trustee, the Company or the Affiliate (including the Employer) is required by any Applicable Law to withhold in connection with any Awards, including, without limitations, any income tax, social benefits, social insurance, health tax, pension, payroll tax, fringe benefits, excise tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and applicable by law to the Participant (collectively, “Withholding Obligations”). Such actions may include (i) requiring Participants to remit to the Company or the Employer in cash an amount sufficient to satisfy such Withholding Obligations and any other taxes and compulsory payments, payable by the Company or the Employer in connection with the Award or the exercise or (if applicable) vesting thereof; (ii) subject to Applicable Law, allowing the Participants to surrender shares of Common Stock, in an amount that at such time, reflects a value that the Board determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of an Award at a value which is determined by the Company to be sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing. The Company shall not be obligated to allow the exercise or vesting of any Award by or on behalf of a Participant until all tax consequences arising therefrom are resolved in a manner acceptable to the Company.

5.6.     Each Participant shall notify the Company in writing promptly and in any event within ten (10) days after the date on which such Participant first obtains knowledge of any tax bureau inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted or received hereunder or shares of Common Stock issued thereunder and shall continuously inform the Company of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Company and its representatives to participate in any proceedings and discussions concerning such matters. Upon request, a Participant shall provide to the Company any information or document relating to any matter described in the preceding sentence, which the Company, in its discretion, requires.

5.7.     With respect to 102 Non-Trustee Awards, if the Participant ceases to be employed by the Company or any Parent, Subsidiary or Affiliate (including the Employer), the Participant shall extend to the Company and/or the Employer a security or guarantee for the payment of taxes due at the time of sale of shares of Common Stock, all in accordance with the provisions of Section 102 and the Rules.

6.	RIGHTS AND OBLIGATIONS AS A STOCKHOLDER

6.1.     A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Award until the Participant exercises or (as applicable) vests in the Award, pays any exercise price therefor and becomes the record holder of the subject shares of Common Stock. In the case of 102 Awards or 3(i) Awards (if such Awards are being held by a Trustee), the Trustee shall have no rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Award until the Trustee becomes the record holder for such Common Stock for the Participant’s benefit, and the Participant shall not be deemed to be a stockholder and shall have no rights as a stockholder of the Company with respect to the shares of Common Stock covered by the Award until the date of the release of such shares of Common Stock from the Trustee to the Participant and the transfer of record ownership of such shares of Common Stock to the Participant (provided however that the Participant shall be entitled to receive from the Trustee any cash dividend or distribution made on account of the shares of Common Stock held by the Trustee for such Participant’s benefit, subject to any tax withholding and compulsory payment). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date on which the Participant or Trustee (as applicable) becomes the record holder of the shares of Common Stock covered by an Award, except as provided in the Plan.

6.2.     With respect to shares of Common Stock issued upon the exercise or (if applicable) vesting of Awards hereunder, any and all voting rights attached to such Common Stock shall be subject to the provisions of the Plan, and the Participant shall be entitled to receive dividends distributed with respect to such shares of Common Stock, subject to the provisions of the Company’s Certificate of Incorporation, as amended from time to time, and subject to any Applicable Law.

6.3.     The Company may, but shall not be obligated to, register or qualify the sale of shares of Common Stock under any applicable securities law or any other Applicable Law.

6.4.     Shares of Common Stock issued pursuant to an Award shall be subject to the Company’s Certificate of Incorporation, any limitation, restriction or obligation applicable to stockholders included in any stockholders agreement applicable to all or substantially all of the holders of shares of Common Stock (regardless of whether or not the Participant is a formal party to such stockholders agreement), any other governing documents of the Company, and all policies, manuals and internal regulations adopted by the Company from time to time, in each case, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of shares of Common Stock (such as, but not limited to, right of first refusal and lock up/market stand-off) or grant of any rights with respect thereto, forced sale and bring along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Company to be appropriate in order to ensure compliance with Applicable Laws. Each Participant shall execute such separate agreement(s) as may be requested by the Company relating to matters set forth in this Section 6.4. The execution of such separate agreement(s) may be a condition by the Company to the exercise or (as applicable) vesting of any Award.

7.	GOVERNING LAW

7.1.     This Appendix shall be governed by, and construed in accordance with the laws of the State of Delaware (excluding its choice-of-law provisions) except that applicable Israeli laws, rules and regulations (as amended) shall apply to any mandatory tax matters arising hereunder.

****

FLYWIRE CORPORATION

STOCK OPTION AGREEMENT GRANTED UNDER 2018 STOCK INCENTIVE PLAN

This Stock Option Agreement (this “Agreement”) is made between Flywire Corporation, a Delaware corporation (the “Company”), and the Participant pursuant to the 2018 Stock Incentive Plan and its Israeli Appendix (the “Plan”). Unless otherwise defined, capitalized terms used herein shall have the meaning ascribed to them under the Plan.

NOTICE OF GRANT

I.	Participant Information

Participant:

Participant Address:

II.	Grant Information

Grant Date[1]:

Number of Shares:

Exercise Price Per Share:

Vesting Commencement Date:

Type of Option:	Nonstatutory Stock Option

Incentive Stock Option

Option designated as 102 Capital Gains Track Award (with Trustee) (Israel)

Option designated as 102 Non-Trustee Award (Israel)

Option designated as 3(9) Award (Israel)

III.	Vesting Table[2]

Vesting Date	Shares that Vest(1)
[ ] anniversary of the Vesting Commencement Date	[# of shares]

End of each successive [ ] month period following the [ ] anniversary of the Vesting Commencement Date until the [ ] anniversary of the Vesting Commencement Date	[# of Shares]

(1)	The number of shares is subject to adjustment for any changes in the Company’s capitalization as set forth in Section 9 of the Plan.

IV.	Final Exercise Date

5:00 pm Eastern time on Date:	[Date is ten years minus one day from Grant Date ]

Post-Termination Option Exercise Period[3]	[Ninety (90) days]

[1]	Note that according to the Israeli Tax Authority’s (ITA) published instruction, the Board’s approval is the date of grant.
[2]

Standard vesting schedule would be to provide for 25% of the shares to vest on the first anniversary of the VCD and the remaining shares to vest in equal successive monthly installments over the 36 month period following the first anniversary of the VCD until the fourth anniversary of the VCD.

[3]

90 days is standard and required for an ISO, but a longer post-termination exercise period may be provided in the discretion of the board. However, the option will only be taxed as an ISO (if it was granted as an ISO) if it is exercised while the holder is employed or within 90 days after termination of employment. Thereafter, the option automatically becomes an NSO. If a discretionary extension beyond three months is desired it must be provided at the time of grant.

This Agreement includes this Notice of Grant and the following Exhibits, which are expressly incorporated by reference in their entirety herein:

Exhibit A – General Terms and Conditions

Exhibit B – Notice of Stock Option Exercise

Exhibit C – Flywire Corporation 2018 Stock Incentive Plan

Exhibit D – Israeli Appendix to Flywire Corporation 2018 Stock Incentive Plan

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

FLYWIRE CORPORATION

Name:
Title:

PARTICIPANT

Name:

Israel Appendix Agreement

Stock Option Agreement

2018 Stock Incentive Plan

EXHIBIT A

GENERAL TERMS AND

CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.     Grant of Option. This Agreement evidences the grant by the Company, on the grant date (the “Grant Date”) set forth in the Notice of Grant that forms part of this Agreement (the “Notice of Grant”), to the Participant of an option to purchase, in whole or in part, on the terms provided herein, in the Company’s 2018 Stock Incentive Plan and its Israeli Appendix (the “Plan”), the number of shares set forth in the Notice of Grant (the “Shares”) of common stock, $0.0001 par value per share, of the Company (“Common Stock”) at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Unless earlier terminated, this option shall expire at the time and on the date set forth in the Notice of Grant (the “Final Exercise Date”).

It is intended that the option evidenced by this Agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) solely to the extent set forth in the Notice of Grant. To the extent not designated as an incentive stock option, or to the extent that the option does not qualify as an incentive stock option, the option shall be a nonstatutory stock option; options under Section 102 of the Income Tax Ordinance [New Version] 5721-1961 (the “Ordinance”); or options under Section 3(i) of the Ordinance. Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.     Vesting Schedule.

This option will become exercisable (“vest”) in accordance with the Vesting Table set forth in the Notice of Grant.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.     Exercise of Option.

(a)     Form of Exercise. Each election to exercise this option shall be accompanied by a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit B, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares (unless the number of Shares that remain subject to this option at the time of exercise is less than ten whole shares, in which case the Participant may purchase the total number of whole shares that remain subject to this option).

Israel Appendix Agreement

(b)     Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)     Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate such number of days after such cessation as set forth on the Notice of Grant (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d)     Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such service relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)     Termination for Cause. If, prior to the Final Exercise Date, the Participant’s service relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her service relationship by the Company for Cause, and the effective date of such termination is subsequent to the date of the delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s service relationship shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate immediately upon the effective date of such termination). If the Participant is party to an employment, consulting or severance agreement with the Company or subject to a severance plan maintained by the Company, in either case, that contains a definition of “cause” for termination of service, “Cause” shall have the meaning ascribed to such term in such agreement or plan. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The

Israel Appendix Agreement

Participant’s service relationship shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s termination of service, that termination for Cause was warranted.

4.     Company Right of First Refusal.

(a)     Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer,pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b)     Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c)     Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d)     Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

Israel Appendix Agreement

(e)     Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1)     any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2)     any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3)     the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4.

(f)     Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g)     Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1)     the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2)     the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 50% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h)     No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i)     Legends. The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”

Israel Appendix Agreement

5.     Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6.     Tax Matters.

(a)     THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING OPTIONS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT.

(b)     Without derogating from Section 10(e) of the Plan, and notwithstanding anything to the contrary, including the indication under “Intended Type of Award” above, the Company shall be under no duty to ensure, and no representation or commitment is made, that the Options qualify or will qualify under any particular tax treatment (such as Section 102, ISO or any other treatment), nor shall the Company be required to take any action for the qualification of any Option under such tax treatment. If the Options do not qualify under any particular tax treatment it could result in adverse tax consequences to the Participant. By signing below, Participant agrees that the Company and its Affiliates and their respective employees, directors, officers and shareholders shall not be liable for any tax, penalty, interest or cost incurred by Participant as a result of such determination, nor will any of them have any liability of any kind or nature in the event that, for any reason whatsoever, an Option does not qualify for any particular tax treatment.

(c)     Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(d)     Disqualifying Disposition. If this option satisfies the requirements to be treated as an incentive stock option under the Code and the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

Israel Appendix Agreement

7.     Section 102 Awards.

(a)     Eligibility for Awards. Subject to Applicable Law, 102 Awards may only be granted to an “employee” within the meaning of Section 102(a) of the Ordinance (which as of the date hereof means (i) individuals employed by an Israeli company being the Company or any of its Affiliates, and (ii) individuals who are serving and are engaged personally (and not through an entity) as “office holders” by such an Israeli company), but may not be granted to a Controlling Shareholder (“Eligible 102 Participants”). Eligible 102 Participants may receive only 102 Awards, which may either be granted to a Trustee or granted under Section 102 of the Ordinance without a Trustee.

(b)     102 Award Grant Date.

(1)     Each 102 Award will be deemed granted on the date determined by the Committee, subject to Section (2), provided that (i) the Participant has signed all documents required by the Company or pursuant to Applicable Law, and (ii) with respect to 102 Trustee Awards, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA, and if this Agreement is not signed and delivered by the Participant within 90 days from the date determined by the Committee (subject to Section (2) below, then such 102 Trustee Award shall be deemed granted on such later date as this Agreement is signed and delivered and on which the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in the notice or in any corporate resolution or any agreement.

(2)     Unless otherwise permitted by the Ordinance, any grants of 102 Trustee Awards that are made on or after the date of the adoption of this Plan or an amendment to this Plan, as the case may be, that may become effective only at the expiration of thirty (30) days after the filing of this Plan or any amendment thereof (as the case may be) with the ITA in accordance with the Ordinance shall be conditional upon the expiration of such 30-day period, such condition shall be read and is incorporated by reference into any corporate resolutions approving such grants and into this Agreement and any agreement evidencing such grants (whether or not explicitly referring to such condition), and the date of grant shall be at the expiration of such 30-day period, whether or not the date of grant indicated therein corresponds with this Section (b)(2). In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in the notice or in any corporate resolution or any agreement.

(c)     To the extent and with respect to 102 Trustee Awards, the Participant acknowledges, undertakes and confirms that: (i) the Participant fully understands that Section 102 Ordinance and the rules and regulations enacted thereunder apply to the Options, and (ii) the Participant understands the provisions of Section 102 of the Ordinance, the tax track chosen thereunder and the implications thereof. If applicable, the terms of such Options shall also be subject to the terms of the Trust Agreement made between the Company and the Trustee for the benefit of the Participant (as amended, the “Trust Agreement”), and the Participant shall sign all documents requested by the Company or the Trustee, in accordance with and under the Trust Agreement. A copy of the Trust Agreement is available for the Participant’s review, during normal working hours, at the Company’s offices.

(d)     Participant Undertaking. Without derogating from the generality of the foregoing, to the extent and with respect to any Options that are 102 Capital Gain Track Awards, and as required by Section 102 of the Ordinance and the Rules, the Participant acknowledges, undertakes and confirms in writing the following (which shall be apply and relate to all Awards granted to the Participant, whether under this Plan or other plans

Israel Appendix Agreement

maintained by the Company, and whether prior to or after the date hereof, if any):

(1)     The Participant shall comply with all terms and conditions set forth in Section 102 of the Ordinance with regard to the “Capital Gain Track” and the applicable rules and regulations promulgated thereunder, as amended from time to time;

(2)     The Participant is familiar with, and understands the provisions of, Section 102 of the Ordinance in general, and the tax arrangement under the “Capital Gain Track” in particular, and its tax consequences; the Participant agrees that the Options and Shares that may be issued upon exercise of the Options (or otherwise in relation to the Options), will be held by a trustee appointed pursuant to Section 102 of the Ordinance for at least the duration of the Holding Period, as defined in Section 102 under the “Capital Gain Track”. The Participant understands that any release of such Options or Shares from trust, or any sale of the Share prior to the termination of the Holding Period, will result in taxation at marginal tax rates, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and

(3)     The Participant agrees to the trust agreement signed between the Company, his employing company and the trustee appointed pursuant to Section 102 of the Ordinance and shall sign all documents requested by the Company or the Trustee, in accordance with and under the trust agreement.

8.     Transfer Restrictions. 1

(a)     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b)     The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

[1]	Please note that based on the ITA’s position, shares that granted under Section 102 of the Ordinance should be subject to the same restrictions that apply to all ordinary shares of the Company.

Israel Appendix Agreement

9.     Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is attached hereto as Exhibit C.

[Remainder of Page Intentionally Left Blank]

Israel Appendix Agreement

EXHIBIT B

NOTICE OF STOCK OPTION EXERCISE

[DATE]1

Flywire Corporation

141 Tremont Street

10th Floor

Boston, MA 02111

Attention: Treasurer

Dear Sir or Madam:

I am the holder of [                     ]2 Stock Option granted to me under the Flywire Corporation (the “Company”) 2018 Stock Incentive Plan on [                     ]3 for the purchase of [                     ]4 shares of Common Stock of the Company at a purchase price of $[                     ]5 per share.

I hereby exercise my option to purchase [                     ]6 shares of Common Stock (the “Shares”), for which I have enclosed [                     ]7 in the amount of [                     ]8. Please register my stock certificate as follows:

Name(s):	[9]

Address:

I represent, warrant and covenant as follows:

[1]	Enter date of exercise.
[2]	Enter either “an Incentive” or “a Nonstatutory” or both.
[3]	Enter the date of grant.
[4]	Enter the total number of shares of Common Stock for which the option was granted.
[5]	Enter the option exercise price per share of Common Stock.
[6]	Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.
[7]	Enter “cash”, “personal check” or if permitted by the option or Plan, “stock certificates No. XXXX and XXXX”.
[8]

Enter the dollar amount (price per share of Common Stock times the number of shares of Common Stock to be purchased), or the number of shares tendered. Fair market value of shares tendered, together with cash or check, must cover the purchase price of the shares issued upon exercise.

Israel Appendix Agreement

[9]

Enter name(s) to appear on stock certificate in one of the following formats: (a) your name only (i.e., John Doe); (b) your name and other name (i.e., John Doe and Jane Doe, Joint Tenants with Right to Survivorship); or for Nonstatutory Stock Options only, (c) a child’s name, with you as custodian (i.e. Jane Doe, Custodian for Tommy Doe). Note: There may be income and/or gift tax consequences for registering shares in a child’s name.

Israel Appendix Agreement

1.     I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.     I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3.     I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.     I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.     I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

[By the execution and delivery of this Notice of Stock Option Exercise, I shall be, and hereby agree to be, bound by the (i) Fifth Amended and Restated Voting Agreement, dated July 5, 2018, by and among the Company and the other signatories thereto (the “Voting Agreement”), as a “Key Holder” and “Stockholder” (each as defined in the Voting Agreement) for all purposes under the Voting Agreement and (ii) Fifth Amended and Restated Right of First Refusal and Co- Sale Agreement, dated July 5, 2018, by and among the Company and the other signatories thereto (the “ROFR and Co-Sale Agreement”), as a “Key Holder” (as defined in the ROFR and Co-Sale Agreement) for all purposes under the ROFR and Co-Sale Agreement. In addition to the foregoing, I shall execute and deliver to the Company (i) an Adoption Agreement in the form attached to the Voting Agreement, thereby agreeing to be bound by and subject to the terms of the Voting Agreement as a “Key Holder” and “Stockholder” (each as defined in the Voting Agreement) and (ii) a counterpart signature page to the ROFR and Co-Sale Agreement, thereby agreeing to be bound by and subject to the terms of the ROFR and Co-Sale Agreement as a “Key Holder (as defined in the ROFR and Co-Sale Agreement). I acknowledge and agree that I have received a copy of the Voting Agreement and the Right of First Refusal and Co-Sale Agreement.]10

[10]

This provision must be included if, upon the issuance of shares of stock upon the exercise of the option, the holder will hold shares constituting 1% or more of the Company’s then outstanding capital stock. We suggest that this provision be included in all awards for convenience and completeness.

Israel Appendix Agreement

Very truly yours,

[Name]

Israel Appendix Agreement

EXHIBIT C

FLYWIRE CORPORATION 2018 STOCK INCENTIVE PLAN

Stock Option Agreement

2018 Stock Incentive Plan

EXHIBIT A

GENERAL TERMS AND CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.     Grant of Option. This Agreement evidences the grant by the Company, on the grant date (the “Grant Date”) set forth in the Notice of Grant that forms part of this Agreement (the “Notice of Grant”), to the Participant of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2018 Stock Incentive Plan (the “Plan”), the number of shares set forth in the Notice of Grant (the “Shares”) of common stock, $0.0001 par value per share, of the Company (“Common Stock”) at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Unless earlier terminated, this option shall expire at the time and on the date set forth in the Notice of Grant (the “Final Exercise Date”).

It is intended that the option evidenced by this Agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) solely to the extent set forth in the Notice of Grant. To the extent not designated as an incentive stock option, or to the extent that the option does not qualify as an incentive stock option, the option shall be a nonstatutory stock option. Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.     Vesting Schedule.

This option will become exercisable (“vest”) in accordance with the Vesting Table set forth in the Notice of Grant.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.     Exercise of Option.

(a)     Form of Exercise. Each election to exercise this option shall be accompanied by a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit B, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares (unless the number of Shares that remain subject to this option at the time of exercise is less than ten whole shares, in which case the Participant may purchase the total number of whole shares that remain subject to this option).

(b)     Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)     Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate such number of days after such cessation as set forth on the Notice of Grant (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d)     Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such service relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)     Termination for Cause. If, prior to the Final Exercise Date, the Participant’s service relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her service relationship by the Company for Cause, and the effective date of such termination is subsequent to the date of the delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s service relationship shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate immediately upon the effective date of such termination). If the Participant is party to an employment, consulting or severance agreement with the Company or subject to a severance plan maintained by the Company, in either case, that contains a definition of “cause” for termination of service, “Cause” shall have the meaning ascribed to such term in such agreement or plan. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The

Participant’s service relationship shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s termination of service, that termination for Cause was warranted.

4.     Company Right of First Refusal.

(a)     Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b)     Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c)     Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d)     Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e)     Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1)     any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2)     any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3)     the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4.

(f)     Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g)     Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1)     the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2)     the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 50% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h)     No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i)     Legends. The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”

5.     Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6.     Tax Matters.

(a)     Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b)     Disqualifying Disposition. If this option satisfies the requirements to be treated as an incentive stock option under the Code and the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.     Transfer Restrictions.

(a)     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b)     The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

8.     Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is attached hereto as Exhibit C.

[Remainder of Page Intentionally Left Blank]

EXHIBIT B

NOTICE OF STOCK OPTION EXERCISE

[DATE]1

Flywire Corporation

141 Tremont Street

10th Floor

Boston, MA 02111

Attention: Treasurer

Dear Sir or Madam:

I am the holder of [                    ]2 Stock Option granted to me under the Flywire Corporation (the “Company”) 2018 Stock Incentive Plan on [                    ]3 for the purchase of [                    ]4 shares of Common Stock of the Company at a purchase price of $[                    ]5 per share.

I hereby exercise my option to purchase [                    ]6 shares of Common Stock (the “Shares”), for which I have enclosed [                    ]7 in the amount of [                    ]8. Please register my stock certificate as follows:

Name(s):	[9]

Address:

I represent, warrant and covenant as follows:

[1]	Enter date of exercise.
[2]	Enter either “an Incentive” or “a Nonstatutory” or both.
[3]	Enter the date of grant.
[4]	Enter the total number of shares of Common Stock for which the option was granted.
[5]	Enter the option exercise price per share of Common Stock.
[6]	Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.
[7]	Enter “cash”, “personal check” or if permitted by the option or Plan, “stock certificates No. XXXX and XXXX”.
[8]

Enter the dollar amount (price per share of Common Stock times the number of shares of Common Stock to be purchased), or the number of shares tendered. Fair market value of shares tendered, together with cash or check, must cover the purchase price of the shares issued upon exercise.

[9]

Enter name(s) to appear on stock certificate in one of the following formats: (a) your name only (i.e., John Doe); (b) your name and other name (i.e., John Doe and Jane Doe, Joint Tenants with Right to Survivorship); or for Nonstatutory Stock Options only, (c) a child’s name, with you as custodian (i.e. Jane Doe, Custodian for Tommy Doe). Note: There may be income and/or gift tax consequences for registering shares in a child’s name.

1.     I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.     I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3.     I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.     I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.     I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

[By the execution and delivery of this Notice of Stock Option Exercise, I shall be, and hereby agree to be, bound by the (i) Fifth Amended and Restated Voting Agreement, dated July 5, 2018, by and among the Company and the other signatories thereto (the “Voting Agreement”), as a “Key Holder” and “Stockholder” (each as defined in the Voting Agreement) for all purposes under the Voting Agreement and (ii) Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated July 5, 2018, by and among the Company and the other signatories thereto (the “ROFR and Co-Sale Agreement”), as a “Key Holder” (as defined in the ROFR and Co-Sale Agreement) for all purposes under the ROFR and Co-Sale Agreement. In addition to the foregoing, I shall execute and deliver to the Company (i) an Adoption Agreement in the form attached to the Voting Agreement, thereby agreeing to be bound by and subject to the terms of the Voting Agreement as a “Key Holder” and “Stockholder” (each as defined in the Voting Agreement) and (ii) a counterpart signature page to the ROFR and Co-Sale Agreement, thereby agreeing to be bound by and subject to the terms of the ROFR and Co-Sale Agreement as a “Key Holder (as defined in the ROFR and Co-Sale Agreement). I acknowledge and agree that I have received a copy of the Voting Agreement and the Right of First Refusal and Co-Sale Agreement.]10

[10]

This provision must be included if, upon the issuance of shares of stock upon the exercise of the option, the holder will hold shares constituting 1% or more of the Company’s then outstanding capital stock. We suggest that this provision be included in all awards for convenience and completeness.

Very truly yours,

[Name]

FLYWIRE CORPORATION

STOCK OPTION AGREEMENT

GRANTED UNDER 2018 STOCK INCENTIVE PLAN

This Stock Option Agreement (this “Agreement”) is made between Flywire Corporation, a Delaware corporation (the “Company”), and the Participant pursuant to the 2018 Stock Incentive Plan (the “Plan”).

NOTICE OF GRANT

I.	Participant Information

Participant:

Participant Address:

II.	Grant Information

Grant Date:

Number of Shares:

Exercise Price Per Share:

Vesting Commencement Date:

Type of Option:	[Incentive Stock Option][Nonstatutory Stock Option]

III.	Vesting Table[1]

Vesting Date	Shares that Vest(1)
[ ] anniversary of the Vesting Commencement Date	[# of shares]

End of each successive [ ] month period following the [ ] anniversary of the Vesting Commencement Date until the [ ] anniversary of the Vesting Commencement Date	[# of Shares]

(1)	The number of shares is subject to adjustment for any changes in the Company’s capitalization as set forth in Section 9 of the Plan.

IV.	Final Exercise Date

5:00 pm Eastern time on Date:	[Date is ten years minus one day from Grant Date ]

Post-Termination Option Exercise Period[2]	[Ninety (90) days]

This Agreement includes this Notice of Grant and the following Exhibits, which are expressly incorporated by reference in their entirety herein:

[1]

Standard vesting schedule would be to provide for 25% of the shares to vest on the first anniversary of the VCD and the remaining shares to vest in equal successive monthly installments over the 36 month period following the first anniversary of the VCD until the fourth anniversary of the VCD.

[2]

90 days is standard and required for an ISO, but a longer post-termination exercise period may be provided in the discretion of the board. However, the option will only be taxed as an ISO (if it was granted as an ISO) if it is exercised while the holder is employed or within 90 days after termination of employment. Thereafter, the option automatically becomes an NSO. If a discretionary extension beyond three months is desired it must be provided at the time of grant.

Exhibit A – General Terms and Conditions

Exhibit B – Notice of Stock Option Exercise

Exhibit C – Flywire Corporation 2018 Stock Incentive Plan

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

FLYWIRE CORPORATION	PARTICIPANT	SPOUSAL CONSENT[3]

Name:	Name:	Name:
Title:

[3]

If the Participant resides in a community property state, it is desirable to have the Participant’s spouse also accept the option. The following are community property states: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, and Washington. Although Wisconsin is not formally a community property state, it has laws governing the division of marital property similar to community property states and it may be desirable to have a Wisconsin Participant’s spouse accept the option.